SUBORDINATION AGREEMENT



         THIS SUBORDINATION AGREEMENT (this "Agreement") dated as of April 9, 1997, is by and among NATIONSBANK, N.A. (SOUTH), as Agent for and on behalf of the Lenders under and in connection with the Senior Bank Credit Agreement as hereinafter referenced (such Lenders as holders of the Senior Debt hereinafter defined, including their respective successors and assigns, may be hereinafter referred to as the "Senior Creditors"); INTEGRATED HEALTH SERVICES, INC., a Delaware corporation (hereinafter together with its successors and assigns, the "Subordinated Creditor"); and INTEGRATED LIVING COMMUNITIES, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, NationsBank, N.A. (South) and various other banks and financial institutions as may now or hereafter become a party thereto (such banks and financial institutions, together with their successors and assigns, may hereinafter be referred to collectively as the "Lenders" and individually as a "Lender") have agreed to establish a credit facility in favor of Integrated Living Communities Holding, Inc. (the "Borrower"), a Delaware corporation and a wholly-owned subsidiary of the Company pursuant to the terms of that Credit Agreement dated as of the date hereof among the Company, as a guarantor, the Borrower, certain subsidiaries of the Company and the Borrower, as guarantors, the Lenders and NationsBank, N.A. (South), as Agent (as amended, modified, extended, renewed or replaced from time to time, the "Senior Bank Credit Agreement") and as evidenced by those certain promissory notes issued from time to time by the Borrower to the Lenders under and pursuant to the terms of the Senior Bank Credit Agreement (hereinafter such promissory notes may be referred to collectively as the "Senior Notes" or individually as a "Senior Note");

         WHEREAS, the Subordinated Creditor has made a loan to the Company in the original aggregate principal amount of $3,445,024 as evidenced by a promissory note of the Company dated as of November 20, 1996 (as amended, modified, extended, renewed or replaced from time to time with the consent of the Required Lenders or the Agent acting with the consent of the Required Lenders, the "Subordinated Note");

         WHEREAS, the Lenders have required as a condition to the extension of the credit facility pursuant to the Senior Bank Credit Agreement that the Subordinated Debt (as hereinafter defined) be subordinated to the loans and extensions of credit made pursuant to the terms of the Senior Bank Credit Agreement and evidenced by the Senior Notes on terms acceptable to them;

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:
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SECTION 1         Definitions.

         1.1 Definitions. Terms used but not otherwise defined herein shall have the meanings provided in the Senior Bank Credit Agreement. As used herein:

         "Agent" means NationsBank, N.A. (South), as agent for the Lenders under the Senior Bank Credit Agreement and related Senior Bank Credit Documents, and any successors and assigns in such capacity.

         "Change of Control" shall have the meaning assigned to such term in the Senior Bank Credit Agreement.

         "Commitments" shall have the meaning assigned to such term in the Senior Bank Credit Agreement.

         "Guarantor" means the Company and any subsidiary or affiliate of the Company or the Borrower which may guarantee the Senior Debt or any portion thereof.

         "Lender" or "Lenders" means the Lenders party to the Senior Bank Credit Agreement, together with their successors and assigns as referenced in the Recitals of this Agreement.

         "Person" means any individual, corporation, company, limited liability company, voluntary association, partnership, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

         "Proceeding" shall have the meaning assigned in Section 2.2 of this Agreement.

         "Required Lenders" shall have the meaning assigned to such term in the Senior Bank Credit Agreement.

         "Senior Bank Credit Agreement" shall have the meaning assigned to such term in the Recitals of this Agreement.

         "Senior Bank Debt" means the principal of and interest on the loans and obligations owing from time to time, and all other amounts (including without limitation all fees, indemnities, charges, expenses and other monetary obligations) from time to time owing by the Borrower, the Company or any other Guarantor to any Lender or the Agent, under any of the Senior Bank Credit Documents.

         "Senior Bank Credit Documents" means the Senior Bank Credit Agreement, the Senior Notes and all other promissory notes, agreements, assignments, guarantees, mortgages, security agreements, pledge agreements and documents that have been or may hereafter be given by the Borrower, the Company or any other Guarantor in connection with the Senior Bank Credit Agreement and the Senior
Debt  existing  thereunder,   and

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includes without  limitation,  the "Credit Documents"  referred to in the Senior
Bank Credit Agreement.

         "Senior Bank Refinancing Debt" means all obligations of the Borrower, the Company and each of the other Guarantors outstanding from time to time in respect of any refinancing, refunding, renewal or restructuring of all or any part of the Senior Bank Debt.

         "Senior Creditors" shall have the meaning assigned to such term in the preamble of this Agreement and, unless the context otherwise requires, shall include all holders of the Senior Debt from time to time.

         "Senior Debt" means, collectively, (a) all Senior Bank Debt; (b) all Senior Bank Refinancing Debt; and (c) without limiting the foregoing, any interest on any of the foregoing Senior Debt accruing subsequent to the commencement of a Proceeding with respect to the Borrower, the Company or any other Guarantor, whether or not such interest is allowed as a claim under such Proceeding.

         "Senior Note" or "Senior Notes" shall have the meanings assigned to such terms in the Recitals of this Agreement.

         "Subordinated Creditor" shall have the meaning assigned to such term in the preamble of this Agreement and, unless the context otherwise requires, shall include all holders of the Subordinated Debt from time to time.

         "Subordinated Debt" means all principal of and interest on, and all other obligations and liabilities of the Company and the Guarantors owing in respect of or arising under, the Subordinated Debt Documents, and including without limitation, amounts advanced or accreted in respect of interest accruing on the Subordinated Note.

         "Subordinated Debt Documents" means the Subordinated Note, and any other documents or agreements that have been or may hereafter be given by the Company or a Guarantor to a Subordinated Creditor in connection with the Subordinated Debt.

         "Subordinated Note" shall have the meaning assigned to such term in the Recitals of this Agreement.

SECTION 2         Subordination Provisions.

         2.1 Subordination to Senior Debt. The Company covenants and agrees for itself and its successors and assigns, and the Subordinated Creditor likewise covenants and agrees, that the payment of the Subordinated Debt is hereby expressly subordinated, to the extent that and in the manner hereinafter set forth, in right and order of payment to the prior payment in full in cash or cash equivalents of all Senior Debt. While any Senior Debt shall be outstanding, the Company shall not make any payment on or in respect of, or transfer any property or interest in property as collateral security for, the Subordinated Debt and the Subordinated Creditor (including any

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subsequent holders of the Subordinated Debt) shall not demand or accept any such payment or collateral security, or take any action with respect to the Subordinated Debt inconsistent with the priority position of the Senior Debt established by these subordination provisions, except as expressly permitted by
these  subordination  provisions.   The  provisions  of  this  Section  2  shall
constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and each such holder is hereby made an obligee hereunder the same as if their names were written herein as such and is entitled to enforce the provisions of this Section 2, subject to provisions thereof, without any act or notice of acceptance hereof or in reliance hereon.

To the extent any payment of Senior Debt (whether by or on behalf of the Borrower, the Company or any other Guarantor, as proceeds of security or enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar party under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

For purposes of this Section 2, the Senior Bank Debt shall not be considered to be paid in full unless at the time of such payment or thereafter the commitments relating thereto shall have expired or been terminated.

         2.2      Payment of Proceeds Upon Dissolution, etc.

                  (a) Upon any payment or distribution of assets or securities of the Borrower, the Company or any other Guarantor or upon any dissolution, winding up, liquidation or reorganization of the Borrower, the Company or any other Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, reorganization, receivership, liquidation, administrative supervision or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower, the Company or any other Guarantor (each, a "Proceeding"), then and in any such event:

                         (i) the  holders  of all  Senior  Debt  shall  first be
                  entitled to receive indefeasible payment in full in cash or cash equivalents of all amounts due thereon (including interest accruing subsequent to the commencement of or filing of a petition in any bankruptcy or insolvency proceeding at the rate provided for under the terms of such Senior Debt), before the holders of the Subordinated Debt are entitled to receive any payment upon the Subordinated Debt or any distribution of assets in respect of the Subordinated Debt;

                        (ii) any payment or distribution of assets of the Borrower, the Company or any other Guarantor of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled to except for these subordination provisions shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise,

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

                 directly to the holders of the Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, or adequate provision therefor, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                       (iii) in the event that,  notwithstanding  the foregoing,
                  any payment or distribution of assets of the Borrower, the Company or any other Guarantor of any kind or character, whether in cash, property or securities, shall be received by the holders of the Subordinated Debt after the commencement of such marshalling of assets and before all Senior Debt is paid in full, or adequate provision is made therefor, such payment or distribution shall be paid over to the holders of such Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Debt may have been issued, ratably as aforesaid, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full, or adequate provision made therefor, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

                  (b) If the holders of Subordinated Debt do not file a proper claim or proof of claim or proof of debt or other document or amendment thereof in the form required in any Proceeding prior to 30 days before the expiration of the time to file such claim or proof or other document or amendment thereof, then the Agent, on behalf of the holders of the Senior Debt, has the right (but not the obligation) in such Proceeding to, and is hereby irrevocably appointed the lawful attorney of the holders of the Subordinated Debt for the purpose of enabling the holders of Senior Debt to, demand, sue for, collect, receive and give receipt for the payments and distributions in respect of Subordinated Debt that are made in such Proceeding and that are required to be paid or delivered to the holders of Senior Debt as provided in this Agreement, and to file and prove all claims therefor and to execute and deliver all documents in such Proceeding in the name of the holders of Subordinated Debt or otherwise in respect of such claims, as the Required Lenders may reasonably determine to be necessary or appropriate for the enforcement of the provisions of this Agreement.

         2.3      Payments on Subordinated Debt.

         (a) Notwithstanding Section 2.1 hereof, prior to the occurrence of a Senior Payment Default (as hereinafter defined) or a Payment Blockage Period (as hereinafter defined) and written notice thereof by the Agent to the Subordinated Creditor stating either that (i) such a Senior Payment Default exists or (ii) the Agent is electing to initiate the Payment Blockage Period as a result of a Change of Control, the Subordinated Creditor shall be entitled to receive all regularly scheduled payments of principal and interest on the Subordinated Debt. No direct or indirect payment in respect of any Subordinated Debt shall be made by the Borrower, the

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Company or any other Guarantor after the occurrence and during the  continuation of any Senior Payment Default or any Payment Blockage Period.

         (b) As used herein (i) "Senior Payment Default" means a Default or Event of Default in the payment of all or any portion of principal of, premium, if any, interest or any fees or expenses on or with respect to any Senior Debt, whether by acceleration or otherwise where the Agent has given written notice thereof to the Borrower and the Subordinated Creditor and such Senior Payment Default shall not have been cured by the Borrower or waived by the Lenders and
(ii) "Payment Blockage Period" means the period which (A) begins on the date the Agent gives written notice to the Borrower and the Subordinated Creditor as described in Section 2.3(a) stating that the Agent is initiating the Payment Blockage Period as a result of the occurrence of a Change of Control and (B) which ends on the date that is 60 days after the occurrence of the Change of Control referred to in subclause (A). Upon the expiration of the Payment Blockage Period (without an acceleration of the Senior Debt which acceleration will constitute a Senior Payment Default), the Subordinated Creditor shall have the right to (1) again receive all regularly scheduled payments of principal and interest on the Subordinated Debt, (2) recover all principal and interest payments which otherwise would have been made to the Subordinated Creditor during such Payment Blockage Period, and (3) if the Senior Debt has not been accelerated as a result of the respective Change of Control, declare the Subordinated Debt due and payable before its stated maturity (and the Company hereby agrees that the Subordinated Note may be accelerated in such circumstance) and receive payments on the Subordinated Debt as a result of such acceleration.

         (c) Any such payments made to the holders of the Subordinated Debt and any amounts recovered by any such holder upon the exercise of such holder's remedies and applicable to payments on the Subordinated Debt or otherwise in contravention of these subordination provisions shall be held for, paid over to, and be subject to claim and recovery by or on behalf of, the holders of Senior Debt to be applied ratably to the Senior Debt then due (or otherwise among such holders of Senior Debt as a court of competent jurisdiction may direct), whereupon the rights of the holders of the Subordinated Debt against the Company shall be the same as though the payments so paid over or recovered had never been made by the Company.

         2.4      Limitations on Rights of Action.

                  (a) Notwithstanding anything contained in the Subordinated Debt Documents to the contrary, so long as the Company shall be prohibited from making any payment of cash on or in respect of the Subordinated Debt hereunder, the holders of the Subordinated Debt shall not take any action to (i) collect, demand payment of or accelerate any of the Subordinated Debt, (ii) foreclose or otherwise realize upon any security for the Subordinated Debt, (iii) initiate any Proceeding or
         (iv) exercise any of their other rights or remedies against the Company under the Subordinated Debt Documents or otherwise in respect of the Subordinated Debt, unless and until the maturity of the Senior Debt shall have been accelerated, provided that in any event the Subordinated Debt may be accelerated only after at least 10 days' prior written notice shall have been given to the Agent for the Senior Creditors of the intent of the holders of Subordinated Debt to effect such an acceleration.

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

                  (b) Subject to the limitations on the rights of the holders of the Subordinated Debt to accelerate the maturity of the Subordinated Debt set forth herein, the failure to make a payment on account of this
         Section 2 shall not be construed as preventing the occurrence of a default or event of default under or in respect of the Subordinated Debt Documents.

         2.5 Notices of Conditions under this Section 2. Notices by the holders of the Senior Debt under Section 2.3 or by the holders of the Subordinated Debt under Section 2.4, shall be deemed effective when given in writing to the Agent on behalf of the holders of the Senior Debt or to the holders of the Subordinated Debt, as appropriate, to the address set out in, and otherwise in accordance with the terms of, Section 4.2.

         2.6 Right to Join in Actions. Nothing contained herein shall prohibit the holders of the Subordinated Debt from joining any bankruptcy, reorganization or insolvency proceedings once commenced by other creditors of the Company; provided, that in any such proceedings the holder of such Subordinated Debt shall exercise such holder's rights with respect to the Subordinated Debt in a manner consistent with these subordination provisions and the priority of the Senior Debt herein established or any of the liens and security interests relating thereto, and shall, to the extent permitted by law and consistent with these subordination provisions, and as requested by the Agent on behalf of the holders of the Senior Debt for such purpose, assign such rights (including the right to file proofs of claim and to vote claims on any plan of reorganization or arrangement) to the Agent on behalf of the holders of the Senior Debt, pro rata in accordance with their claims or as they may otherwise agree among themselves.

         2.7 Subrogation. Subject to the indefeasible payment in full of all Senior Debt in cash or cash equivalents, the holders of the Subordinated Debt, ratably in accordance with the amounts due them, shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of and interest on the Subordinated Debt shall be paid in full and no such payments or distributions to the holders of the Senior Debt of cash, property or securities otherwise distributable to the holders of the Subordinated Debt (but for these subordination provisions) shall, as between the Company, its creditors other than the holders of the Senior Debt, and the holders of the Subordinated Debt, be deemed to be a payment by the Company on account of the Senior Debt. It is understood that these subordination provisions are and are intended solely for the purpose of defining the relative rights of the holders of the Subordinated Debt, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained herein is intended to or shall impair, as between the Company, its creditors other than the holders of the Senior Debt, and the holders of the Subordinated Debt, the obligation of the Company, which is unconditional and absolute, to pay to the holders of the Subordinated Debt, ratably in accordance with the respective amounts due them, the principal of and interest on the Subordinated Debt as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Subordinated Debt and the creditors of the Company other than the holders of the Senior Debt. No failure of the Company to pay principal of or interest on the Subordinated Debt when due hereunder shall be excluded from the definition of "Events of Default" herein solely because such payment is prohibited by these subordination provisions.

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


         2.8      No Waiver of Subordination Provisions.

                  (a) No right of any present or future holder (or representative thereof) of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms provisions and covenants of the Subordinated Debt Documents, regardless of any knowledge thereof any such holder (or representative thereof) may have or be otherwise charged with.

                  (b) Without in any way limiting the generality of Section 2.08(a) hereof, the holders of Senior Debt (or their representative, if applicable) may, at any time and from time to time and in their absolute discretion, without incurring duties or other obligations to any holders of Subordinated Debt and without impairing or releasing the subordination and other benefits provided in this Agreement or the obligations of the holders of the Subordinated Debt to the holders of the Senior Debt, do any one or more of the following, all without notice to or assent from the holders of the Subordinated Debt and even if any right of reimbursement or subrogation or other right or remedy of any such holder is affected, impaired or extinguished thereby:

                           (i) change the  manner,  place or terms of payment or
                  change or extend the time of payment of, or renew, exchange, amend or alter, the terms of any Senior Debt, any security therefor or guarantee thereof of any liability of the Borrower, the Company or any other Guarantor to such holder, or any liability incurred directly or indirectly in respect thereof, or otherwise amend, renew, exchange, modify or supplement in any manner Senior Debt or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Debt is outstanding;

                           (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and any order any property pledged, mortgaged or otherwise securing Senior Debt or any liability of the Borrower, the Company or any other Guarantor to such holder, or any liability incurred directly or indirectly in respect thereof;

                           (iii) settle or compromise any Senior Debt or any other liability of the Borrower, the Company or any other Guarantor of the Senior Debt to such holder or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Debt) in any manner or order; and

                           (iv) fail to take or to record or otherwise  perfect,
                  for any reason or for no reason, any lien or security interest securing Senior Debt by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against the Borrower, the Company or any other Guarantor or any collateral or other

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


                  security or any other  Person, elect any  remedy and otherwise
                  deal  freely   with  the   Borrower,   the  Company   and  any
                  collateral or other security.

SECTION 3         Other Agreements.

         3.1 Amendments to Subordinated Debt Documents. Each of the Subordinated Creditors agrees that it shall not, without the prior consent of the Required Lenders or the Agent on behalf of the Required Lenders, agree or consent to any amendment, waiver or other modification of any provision of any Subordinated Debt Document.

         3.2 Transfer of Subordinated Debt. The holders of the Subordinated Debt shall not, without the prior written consent of the Required Lenders or the Agent on behalf of the Required Lenders, which consent shall not be unreasonably withheld, assign or otherwise transfer, in whole or in part, or encumber any of its rights in respect of, the Subordinated Debt, provided that, in the case of any such assignment, transfer or encumberance to which the Required Lenders shall have consented, the transferee shall agree in writing, contemporaneously therewith, to become a party hereto on the same terms as the Subordinated Creditor.

         3.3      Notices to Senior Creditors.

                  (a) Each Subordinated Creditor (or its representative) shall notify the Senior Creditors (or their representatives) promptly upon the happening of any of the following:

                           (i) the occurrence,  and the Subordinated  Creditors'
                  waiver, of any default under or in respect of the Subordinated Debt Documents, but only if the existence of such default would entitle the holders of the Subordinated Debt to accelerate any Subordinated Debt;

                           (ii) acceleration of the maturity of any Subordinated
                  Debt held by it;

                           (iii) when proposed and if the same shall become effective, any amendment, waiver or other modification of any provision of any Subordinated Debt Document; and

                           (iv) the transfer of any Subordinated Debt, specifying the name and address of the transferee and enclosing an executed counterpart of the agreement required under Section 3.2 hereof.

                  (b)  Failure of any party to give notice  required  under this
         Section 3.3 shall not relieve any other party of its obligations under this Agreement.

         3.4 Further Assurances. Each Subordinated Creditor agrees to promptly execute and deliver such further documents and do such other acts and things as any holder of Senior Debt may reasonably request from time to time in order to more fully effect the purposes of this Agreement.

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SECTION 4         Miscellaneous.

         4.1 No Waiver. No failure on the part of the Senior Creditors to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         4.2 Notices. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when personally delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, to the address set out on the signature pages hereto, or at such other address as such party may specify by written notice to the other parties. Any notice or other communication required to be given or delivered hereunder to the Senior Creditors shall be deemed given or delivered to the Senior Creditors upon effective delivery hereunder of such notice or communication to the Agent.

         4.3 Amendments; Waivers; Modifications. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except with the prior written consent of the Company, the Required Lenders and the holders of the Subordinated Debt. Any such amendment, modification or waiver shall be binding upon all holders of Senior Debt and Subordinated Debt.

         4.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         4.5 Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         4.6      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Florida, or of the federal courts of the United States located in Florida, and, by execution and delivery of this Agreement, each party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the

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         mailing of copies  thereof by  registered  or certified  mail,  postage prepaid,  to such party at its address for notices  pursuant to Section
         4.2. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  (b) Each party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Senior Bank Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         4.7 Severability. If any provision of any of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining

                  [remainder of page intentionally left blank]

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



provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         4.8 Entirety. This Agreement together with the other Senior Bank Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Senior Bank Credit Documents or the transactions contemplated herein and therein.

         4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Company, each other Guarantor, each Senior Creditor and the Subordinated Creditor and each other present or future holder of Subordinated Debt and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            INTEGRATED LIVING COMMUNITIES, INC.
Address for Notice:
Integrated Living Communities, Inc.         By:_________________________________
24850 Old 41 Road, Suite 10                 Name:_______________________________
Bonita Springs, Florida 34135               Title:______________________________
Attention:  Geralyn Kidera


                                            NATIONSBANK, N.A. (SOUTH),
Address for Notice:                         as Agent for the Senior Creditors
NationsBank, N.A. (South)
Downtown Sarasota Banking Center            By:_________________________________
1605 Main Street                            Name:_______________________________
Sarasota, Florida 34236                     Title:______________________________
Attention:  Mark A. McDonell


                                            INTEGRATED HEALTH SERVICES, INC.
Address for Notice:
Integrated Health Services, Inc.            By:_________________________________
10065 Red Run Boulevard                     Name:_______________________________
Owing Mills, Maryland 21117                 Title:______________________________
Attention:  Michael Tan

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